
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
                                                                                                                EXHIBIT 99.1

                                                                      AmeriCredit Corporation

                                                                   Composition of the Receivables
                                                                       1999-C Statistical Cut

                                                   New                           Used                          Total
                                          ------------------------     ------------------------     ------------------------
Aggregate Principal Balance                        $140,905,755.58              $405,756,115.48              $546,661,871.06

Number of Receivables in Pool                                8,707                       31,055                       39,762

Percent of Pool by Principal Balance                        25.78%                       74.22%

Average Principal Balance                               $16,183.04                   $13,065.73                   $13,748.35
     Range of Principal Balances          ($1,077.09 to $41,382.08)    ($1,469.85 to $43,717.69)

Weighted Average APR                                        17.14%                       19.04%                       18.55%
     Range of APRs                                 (9.5% to 25.95%)           (9.25% to  29.90%)

Weighted Average Remaining Term                                 61                           58                           59
     Range of Remaining Terms                     (12 to 72 months)            (16 to 72 months)

Weighted Average Original Term                                  61                           58                           59
     Range of Original Terms                      (12 to 72 months)            (18 to 72 months)

--------------------------------------
(1)  Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.
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
                         Distribution of the Receivables by APR as of the Cutoff Date

                        Aggregate Principal
                       Balance as of Cutoff     Percent of Aggregate       Number of      Percent of Number of
   APR Range (1)               Date             Principal Balance (2)     Receivables       Receivables (2)
------------------     --------------------     ---------------------     -----------     --------------------
9.000% to 9.999%              $3,056,982.72                     0.56%             178                    0.45%
10.000% to 10.999%             3,947,003.63                     0.72%             217                    0.55%
11.000% to 11.999%             6,021,503.59                     1.10%             333                    0.84%
12.000% to 12.999%            15,993,919.19                     2.93%             918                    2.31%
13.000% to 13.999%            13,552,713.67                     2.48%             788                    1.98%
14.000% to 14.999%            19,274,185.68                     3.53%           1,109                    2.79%
15.000% to 15.999%            44,314,777.57                     8.11%           2,704                    6.80%
16.000% to 16.999%            36,788,178.57                     6.73%           2,308                    5.80%
17.000% to 17.999%            76,892,857.91                    14.07%           5,123                   12.88%
18.000% to 18.999%            97,167,892.82                    17.77%           7,062                   17.76%
19.000% to 19.999%            53,703,771.78                     9.82%           3,872                    9.74%
20.000% to 20.999%            53,946,377.35                     9.87%           4,191                   10.54%
21.000% to 21.999%            72,942,833.56                    13.34%           6,232                   15.67%
22.000% to 22.999%            20,474,552.32                     3.75%           1,832                    4.61%
23.000% to 23.999%            23,916,184.33                     4.37%           2,412                    6.07%
24.000% to 24.999%             3,251,921.93                     0.59%             323                    0.81%
25.000% to 25.999%             1,100,448.51                     0.20%             122                    0.31%
26.000% to 26.999%               165,223.90                     0.03%              19                    0.05%
27.000% to 27.999%                65,886.19                     0.01%               7                    0.02%
28.000% to 28.999%                44,128.40                     0.01%               5                    0.01%
29.000% to 29.999%                40,527.44                     0.01%               7                    0.02%
                       --------------------     ---------------------     -----------     --------------------

TOTAL                       $546,661,871.06                   100.00%          39,762                  100.00%
                       ====================     =====================     ===========     ====================
--------------------------------------
(1)  Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)  Percentages may not add to 100% because of rounding.
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
                                   Distribution of the Receivables by Geographic Location of Obligor
                                                       1999-C Statistical Cut


                        Aggregate Principal
                       Balance as of Cutoff       Percent of Aggregate            Number of          Percent of Number of
    State                      Date               Principal Balance (1)          Receivables            Receivables (1)
-------------         --------------------       ---------------------          -----------          --------------------
Alabama                     $12,523,865.48                       2.29%                  904                         2.27%
Arizona                      18,875,352.27                       3.45%                1,403                         3.53%
California                   68,910,498.54                      12.61%                4,667                        11.74%
Colorado                      5,171,384.68                       0.95%                  386                         0.97%
Connecticut                   5,801,630.48                       1.06%                  424                         1.07%
Delaware                      2,412,454.31                       0.44%                  185                         0.47%
Florida                      45,115,272.55                       8.25%                3,339                         8.40%
Georgia                      16,593,009.94                       3.04%                1,152                         2.90%
Illinois                     24,038,220.94                       4.40%                1,759                         4.42%
Indiana                      10,107,975.08                       1.85%                  765                         1.92%
Iowa                          3,742,510.05                       0.68%                  285                         0.72%
Kansas                        4,726,907.90                       0.86%                  348                         0.88%
Kentucky                      7,301,857.69                       1.34%                  560                         1.41%
Louisiana                     8,565,807.43                       1.57%                  605                         1.52%
Maine                         1,863,939.49                       0.34%                  154                         0.39%
Maryland                     11,110,691.22                       2.03%                  774                         1.95%
Massachusetts                 6,316,806.44                       1.16%                  525                         1.32%
Michigan                     18,595,544.07                       3.40%                1,363                         3.43%
Minnesota                     6,773,780.30                       1.24%                  528                         1.33%
Mississippi                   4,094,886.62                       0.75%                  283                         0.71%
Missouri                      7,987,777.07                       1.46%                  604                         1.52%
Nebraska                      2,480,083.35                       0.45%                  183                         0.46%
Nevada                        9,466,761.95                       1.73%                  683                         1.72%
New Hampshire                 1,657,059.54                       0.30%                  143                         0.36%
New Jersey                   15,309,829.51                       2.80%                1,147                         2.88%
New Mexico                    3,039,220.56                       0.56%                  216                         0.54%
New York                     27,299,698.06                       4.99%                2,047                         5.15%
North Carolina               13,712,479.56                       2.51%                  970                         2.44%
Ohio                         26,074,060.90                       4.77%                2,014                         5.07%
Oklahoma                      4,552,586.59                       0.83%                  368                         0.93%
Oregon                        2,590,884.04                       0.47%                  188                         0.47%
Pennsylvania                 30,268,375.27                       5.54%                2,319                         5.83%
Rhode Island                  1,845,826.48                       0.34%                  152                         0.38%
South Carolina                5,709,188.06                       1.04%                  396                         1.00%
Tennessee                    12,325,707.42                       2.25%                  887                         2.23%
Texas                        57,805,424.48                      10.57%                3,948                         9.93%
Utah                          2,202,752.08                       0.40%                  172                         0.43%
Virginia                     16,931,386.87                       3.10%                1,199                         3.02%
Washington                    9,187,992.55                       1.68%                  677                         1.70%
West Virginia                 3,743,989.04                       0.68%                  283                         0.71%
Wisconsin                     5,434,849.16                       0.99%                  413                         1.04%
Other (2)                     4,393,543.00                       0.80%                  344                         0.87%
                              ------------                       -----                  ---                         -----

TOTAL                      $546,661,871.02                     100.00%               39,762                       100.00%
                           ---------------                     -------               ------                       -------

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(1)  Percentages may not add to 100% because of rounding.
(2)  States with principal balances less than $1,500,000.